UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 17, 2011

(Date of earliest event reported)

OLD DOMINION FREIGHT LINE, INC.

(Exact name of registrant as specified in its charter)

Virginia	0-19582	56-0751714
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Old Dominion Way

Thomasville, North Carolina 27360

(Address of principal executive offices)

(Zip Code)

(336) 889-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

(a), (b), (d)

The 2011 Annual Meeting of Shareholders (the “Annual Meeting”) of Old Dominion Freight Line, Inc. (the “Company”) was held on May 17, 2011. The following matters, which are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 15, 2011, were voted upon and approved by the Company’s shareholders at the Annual Meeting:

Proposal 1 –	Election of Nine Directors

Each of the following individuals were elected at the Annual Meeting to serve as directors for one-year terms and until their successors have been elected and qualified or until their death, resignation, removal or disqualification or until there is a decrease in the number of directors, and received the number of votes set opposite their respective names:

Nominee	For	Withheld	Broker Non-Votes

Earl E. Congdon	51,420,891	2,298,013	1,292,485
David S. Congdon	51,588,338	2,130,566	1,292,485
John R. Congdon	51,426,374	2,292,530	1,292,485
J. Paul Breitbach	53,083,730	635,174	1,292,485
John R. Congdon, Jr.	49,768,139	3,950,765	1,292,485
Robert G. Culp, III	48,886,977	4,831,927	1,292,485
John D. Kasarda	53,056,095	662,809	1,292,485
Leo H. Suggs	49,944,281	3,774,623	1,292,485
D. Michael Wray	50,007,780	3,711,124	1,292,485

Proposal 2 –	Advisory Vote on the Compensation of the Company’s Named Executive Officers

The compensation of the Company’s named executive officers was approved, on an advisory basis, by the shareholders based on the following vote:

For	Against	Abstain	Broker Non-Votes
37,067,472	16,619,228	32,204	1,292,485

Proposal 3 –	Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of the Company’s Named Executive Officers

The shareholders recommended, on an advisory basis, that the advisory vote on the compensation of the Company’s named executive officers should be held on an annual basis based on the following vote:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
49,909,598	108,584	3,693,285	7,437	1,292,485

A majority of the votes cast by shareholders voted, on an advisory basis and in line with the recommendation of the Company’s Board of Directors, to hold an advisory vote on the compensation of the Company’s named executive officers every year. The Company has determined that it will include an advisory vote on the compensation of the Company’s named executive officers in its proxy materials every year until the next required advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers, which will occur no later than the Company’s 2017 Annual Meeting of Shareholders.

Proposal 4 –	Shareholder Proposal

A shareholder proposal regarding an independent chairman of the Board was not approved by the shareholders at the Annual Meeting based on the following vote:

For	Against	Abstain	Broker Non-Votes
15,239,114	38,470,418	9,372	1,292,485

Proposal 5 –	Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011 was ratified at the Annual Meeting based on the following vote:

For	Against	Abstain
54,282,041	724,292	5,056

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD DOMINION FREIGHT LINE, INC.

By:	/s/ John P. Booker, III
John P. Booker, III
Vice President – Controller
(Principal Accounting Officer)

Date: May 23, 2011